April 2020 Exhibit 99.2

This presentation contains forward-looking statements, which reflect the Firm’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “target,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are based on certain assumptions and estimates and subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under "Risk Factors" discussed in our Annual Report on Form 10-K for the year ended December 31, 2019. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. In particular, statements herein about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently estimated. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. The Firm undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward Looking Statements [ ]

Premier Global Independent Investment Bank Global footprint 20 geographic locations in the Americas, Europe, the Middle East, Asia and Australia Trusted advisor Focus on M&A, Restructuring, Capital Solutions, Capital Markets and Private Funds Advisory Expertise across all major industries World class coverage 127 MDs with an average of over 21 years of experience 1 Consistent Performance Top ten global M&A advisor for completed M&A 2 Number one Global and US restructuring advisor 3 Q1 2020 revenues of $154 million, up 12% from the prior year Healthy balance sheet with strong cash position and no debt or goodwill Commitment to return 100% of excess capital to shareholders Positioned well to emerge stronger from this period of prolonged uncertainty Notes: As of 4/22/2020 Source: Dealogic – FY 2019 M&A Revenue Source: Refinitiv – FY 2019 Completed Deals (by value) [ ]

Moelis & Company Milestones 2007 – 2008 Founded and Raised Growth Capital from Global Institutional Investors Hired Restructuring Team 2009 – 2010 Entered Hong Kong, China, India & Middle East IPO in April 2014 (NYSE: MC) Formed Private Funds Advisory Business 2011 – 2014 Expanded into Brazil & established German presence Mexico Alliance with Alfaro, Dávila y Scherer, S.C. Completed Energy Team build out 2015 – 2016 Australian Joint Venture listed on Australian Securities Exchange Formed Shareholder Defense and Capital Solutions Group Expansion into Continental Europe and the Benelux & Nordic Regions 2017 – 2019 Established European Business Formed Joint Venture in Australia Japan Alliance with SMBC/SMBC Nikko & $93 Million Investment [ ]

Our Business: Relationships, Judgment and Experience Los Angeles, US London, UK Hong Kong, CN Japan Strategic Alliance with SMBC / SMBC Nikko Boston, US Dubai, UAE Houston, US New York, US San Francisco, US Beijing, CN Frankfurt, DE Mumbai, IN Paris, FR São Paulo, BR Sydney, AUS Joint Venture Chicago, US Melbourne, AUS Joint Venture Global footprint to serve client needs with approximately 875 bankers ¹ Washington, DC, US Note: As of 4/22/2020 Globally integrated platform valuable to clients and difficult to replicate Mexico City, MX Strategic Alliance with Alfaro, Dávila y Scherer, S.C. Amsterdam, NL [ ]

Acquisition of Forest City Realty Trust, Inc. Sale to Shiseido Company, Limited Acquisition of Tarsus Group plc Restructuring of 7.5% Senior Notes due 2020 Restructuring $11.4bn Restructuring All-share combination with Flutter Entertainment plc Acquisition of Twenty-First Century Fox, Inc. CBS and Viacom all-stock merger Exchange of Cash and Class C Common Stock for Class V Tracking Stock Long-term Credit Card Agreement with Capital One Sale to Nexstar Media Group, Inc. Sale of two portfolios of mortgages and unsecured loans to Citi, with financing provided by PIMCO Exchange Offer Transformative global collaboration with Gilead Sciences, Inc. Sale to Harsco Corporation Sale to Cantel Medical Corp. Merger with Option Care Enterprises, Inc. Restructuring Sale to Goldman Sachs Group, Inc. Fundraise for Luminate Capital Partners II, LP Restructuring and sale of substantially all assets to ESL Investments, Inc. Strategic partnerships and stake sales to Eni and OMV in ADNOC Refining Acquisition by Expedia Group, Inc. $845mm £668mm Sale to Marriott Vacations Worldwide Corporation $5.1bn $500mm Initial Public Offering $500mm Restructuring and Recapitalization £2.1bn Acquisition of Meridian Health Plans $2.5bn Private Placement of Common and Convertible Preferred Equity $2.5bn Restructuring $2.6bn Acquisition by Dominion Energy, Inc. $4.2bn Acquisition of Peoples $4.3bn €8.7bn Sale to WestRock Company $5bn $16.2bn $19bn Merger with HRG Group, Inc. $10bn Reinsurance of Financial Guaranty Policies to Assured Guaranty Corp. $13.5bn Recent Transactions with Marquee Clients $85.1bn $48bn Capital Raise through Convertible Bonds Issuance $532mm Sale to Facebook, Inc. $21.7bn Restructuring and Structuring of New Trade Finance Facilities $5.9bn Sale of a Stake in ADNOC Drilling to Baker Hughes, a GE Company $550mm Restructuring $3bn $7.2bn £4.9bn $3bn Exchange offer, consent solicitations, and term loan amendment and extension $4.4bn Sale to Greif, Inc. $1.8bn $5.1bn $625mm $775mm $3.7bn $1.7bn $750mm $5.5bn 11.0 million share common stock offering $762mm Restructuring $4bn $5.8bn $2.6bn Settlement agreement of its international arbitration award against EGAS and EGPC $1.6bn Acquisition of Bemis Company, Inc. $6.8bn Restructuring $1.6bn Sale of Kokusai Electric Corporation to Applied Materials, Inc. $2.2bn Common stock commitment by Canada Pension Plan Investment Board $750mm Sale of The National Titanium Dioxide Company Limited’s (Cristal) Titanium Dioxide Business to INEOS Enterprises $700mm U.S. Media and Sports Wagering Partnership with FOX Sports $430mm Restructuring and Sale of Aubstantially All Assets to ESL Investments, Inc. $5.5bn Acquisition by Expedia Group, Inc. Sale to Cantel Medical Corp. Sale to Digital Realty, Inc. Initial Public Offering $2.6bn $775mm Restructuring Acquisition of Twenty-First Century Fox, Inc. Acquisition of Tarsus Group plc Acquisition of AK Steel Holding Corporation £668mm $3bn All-Share Combination with Flutter Entertainment plc Sale to Goldman Sachs Group, Inc. Sale of Two Portfolios of Mortgages and Unsecured Loans £4.9bn Restructuring CBS and Viacom All-Stock Merger Sale to Shiseido Company, Limited Sale to Brookfield Infrastructure Partners LP $845mm $2.6bn Acquisition of Banco Santander Puerto Rico Exchange of Cash and Class C Common Stock for Class V Tracking Stock Sale to Nexstar Media Group, Inc. Common Stock Commitment by CPPIB $1.1bn $21.7bn $750mm Exchange Offer, Consent Solicitations, Term Loan Amendment and Extension Exchange Offer $4.4bn €2.9bn Transformative Global Collaboration with Gilead Sciences, Inc. Merger with Option Care Enterprises, Inc. $3.7bn $750mm $85.1bn $48bn $7.2bn $8.4bn $19bn $29.4bn (Incl. Greenshoe) $5.1bn $16.2bn €8.7bn [ ] Advisors to select non-litigating pref. stockholders $500bn

Fully Integrated Advisory Platform Comprehensive capabilities across products, industries and geographies coupled with independent, uncompromised advice Integrated Advisory Platform Product Expertise Industry Coverage Global Footprint Consumer & Retail Energy, Power & Infrastructure Financial Institutions Financial Sponsors General Industrials Healthcare Real Estate, Gaming, Lodging & Leisure Technology, Media & Telecommunications Mergers & Acquisitions Recapitalization & Restructuring Capital Structure Advisory Capital Markets Financial Institutions Advisory Private Funds Advisory Shareholder Advisory Capital Solutions Sovereign Advisory North America South America Europe Middle East Asia Australia [ ]

Compelling Investment Opportunity Differentiated model Strong partnership culture One-Firm philosophy with one global P&L Focus on internal development Strong, asset light balance sheet with no debt and no goodwill Durable model with premier restructuring and m&a franchises Longer term growth opportunities Leading total shareholder return since IPO 1 [ ] Source: CapIQ, Dividend Adjusted Share Price calculation beginning April 15, 2014 and concluding March 31, 2020; compared to indexed peer set of Evercore, Greenhill, Houlihan Lokey, Lazard, and PJT

Differentiated Model Global Collaboration Global partnership approach One firm P&L (non commission-based compensation) Optimal structure for client advice and talent development Ability to quickly pivot resources to new business opportunities related to the market uncertainty caused by COVID-19 High ROIC Profitable organic growth Internal talent development (34% of current MDs are promotes) 1 Commitment to Shareholders Return 100% of excess cash Disciplined expense management Clean balance sheet with no debt or goodwill Note: As of 4/22/2020 [ ]

Fortress Balance Sheet and Disciplined Capital Management Strong financial position Cash and liquid investments of $145 million 1 Undrawn revolver No debt No goodwill Virtually no cash compensation obligations arising from prior years Minimal capital requirements Commitment to return all excess capital to shareholders through dividends, special dividends and share repurchases Note: As of 3/31/2020 [ ]

Advised on over $1 trillion of restructuring transactions across more than 400 assignments since 2008 Approximately 60% of Company-side transactions are completed out-of-court Advised on 8 of the 10 largest restructurings in 2018 and 2019 Global network essential to maximize client outcome Global team of over 50 bankers with long-standing core group that has worked together for over 20 years No conflicts and discretion Leader in Recapitalization & Restructuring Advisory Note: 1. Thomson Reuters; 2019 U.S. Completed Restructurings (Jan. 1 – Dec. 31); investment banks only RANK ADVISOR NO. DEALS VALUE ($MM) 1 Moelis 36 $93,015 2 PJT Partners 43 92,192 3 Houlihan Lokey 76 68,553 4 Lazard 29 58,544 5 TRS Advisors 4 33,390 6 Rothschild 16 31,421 7 AlixPartners 19 29,257 8 Perella Weinberg 5 28,987 9 GLC Advisors 5 27,009 10 Jefferies 5 23,490 2019 Restructuring Advisor of the Year [ ] KEY HIGHLIGHTS 2019 GLOBAL COMPLETED RESTRUCTURINGS 1

Strong Record of Organic Growth MOELIS & COMPANY REVENUES ($MM) M&A Y-o-Y Change 1 13.7% (3.0%) (4.0%) 11.9% (4.5%) (6.9%) (1.2%) (3.4%) (8.0%) (23.3%) Default Rates 2 1.9% 2.6% 2.8% 2.1% 2.5% 4.4% 3.4% 3.0% 2.4% 2.7% Source:Thomson Reuters Notes: Based on global completed number of M&A transactions greater than $100 million for the three month period ended 3/31/2020 Based on average trailing twelve month default rate from Moody’s “Annual Default Study: Corporate Default and Recovery Rates” Market Metrics 2011 – LTM Q1 2020 CAGR = 12% $886 [ ]

Long-Term Growth Drivers 411 – LTM Q3 – 42% 411 – 600 – 46% 411 – 610 – 48% 86 2013 102 2016 8 promotes 2 leavers Premier M&A Franchise Differentiated Model Leading Restructuring Business Strong dialogue levels but currently experiencing a hiatus in M&A due to COVID-19 Strong relationships with Financial Sponsors Ability to execute for clients in the middle-market and with mega–cap clients Increasing market share Maturation of MDs: ~ 25% of MDs have been MDs at the firm for three years or less Expanding global brand recognition Significant whitespace Intense focus on ROIC Investment in talent development Significant Franchise Enhancement and Shareholder Value Tremendous increase in mandates since the middle of March #1 Ranking for US & Worldwide Completed Volumes in 2019 1 Named Top Restructuring Adviser for the 2019 IFR Awards Note: Source: Refinitiv – FY 2019 Completed Deals (by value) [ ]

Appendix

Reconciliation of GAAP to Adjusted (non-GAAP) Financials Source:Company filings Note: Includes reclassification associated with the forfeiture of fully vested awards from the enforcement of non-compete provisions Our Adjusted results apply certain adjustments from our GAAP results, including the assumption that 100% of the Firm’s first quarter 2020 income was taxed at our corporate effective tax rate. We believe the Adjusted results, when presented together with comparable GAAP results, are useful to investors to compare our performance across periods and to better understand our operating results. [ ]

Quarterly Revenue Summary QUARTERLY REVENUE (Q1 2013 – Q1 2020) ($MM) Source:Company filings Note: Management primarily focuses on annual revenue measures as revenues in any quarter may not be indicative of full year results and the results of any period may vary significantly from quarter to quarter and year to year. For the purpose of understanding the Company’s historical experience for the 9-year period of 2010-2019, revenues on average were distributed over the four calendar quarters as follows: Q1: 21%; Q2: 24%; Q3: 26%; Q4: 30%. The quarterly revenue data for Q1 2013 through Q1 2020 was derived from our unaudited financial statements included in our Form 10-Qs and our audited financial statements included in our Form 10-Ks. The quarterly revenue data for 2010, 2011 and 2012 was prepared on substantially the same basis as the unaudited financial statements in our Form 10-Qs and our audited financial statements in our Form 10-Ks and includes all normal and recurring adjustments that we consider necessary for a fair presentation of revenue for these periods 1. Sum of four quarters may not add up to 100% due to rounding % of Full Year Revenue 1 15% 24% 24% 38% 22% 25% 25% 28% 18% 23% 28% 32% 21% 21% 25% 33% 25% 25% 25% 25% 25% 25% 23% 27% 18% 21% 31% 30% N/A [ ]

Share Count Breakdown Notes:Data represents weighted-average for the three month period ending March 31, 2020 Includes 1.2 million undelivered awards with no remaining service requirement Includes former Managing Directors and Employees In April 2020, all outstanding Class A Partnership Units will be off of lock-up As calculated under the treasury stock method For the Three Months ended March 31, 2020 (shares in millions) 2, 3 1 4 [ ]

% of Total Deal Count Source:Dealogic Note:Percentage represents percent of total company deal count; based on completed M&A transactions from 1/1/2017 to 12/31/2019; excludes transactions less than $100 million and those with no transaction value disclosed Historical Deal Distribution by Transaction Size [ ]